UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 9, 2023

Date of Report (date of earliest event reported)

Cutera, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50644	77-0492262
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3240 Bayshore Blvd.

Brisbane, California 94005

(Address of principal executive offices)

(415) 657-5500

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	CUTR	The NASDAQ Stock Market, LLC

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Departure of Directors or Certain Officers

On June 9, 2023, J. Daniel Plants notified Cutera, Inc. (the “Company”) that he was resigning from the Board of Directors of the Company effective immediately. Mr. Plants resigned because of disagreements with members of the Board and the Company on matters relating to the Company’s operations, policies, practices, and corporate governance, as further described in the letter attached as Exhibit 17.1 to this Form 8-K in connection with his resignation.

The Company furnished Mr. Plants with a copy of this Current Report on Form 8-K on June 9, 2023, providing him with the opportunity to furnish the Company with a letter addressed to the Company stating whether he agrees with the statements made by the Company herein and, if not, stating the respects in which he does not agree. The Company will file any letter received by it from Mr. Plants as an exhibit by an amendment to this Form 8-K within two business days after receipt.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

17.1	Letter of Resignation from J. Daniel Plants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CUTERA, INC.

Date: June 9, 2023

	By:	/s/ VIKRAM VARMA
Vikram Varma Senior Vice President, General Counsel

Exhibit 17.1

J. Daniel Plants

One Embarcadero Center

Suite 1140

San Francisco, California 94111

Cutera, Inc.

3240 Bayshore Blvd.

Brisbane, California 94005

Attention: Board of Directors

June 9, 2023

Ladies and Gentlemen:

I hereby resign from the board of directors (the “Board”) of Cutera, Inc. (the “Company”), effective immediately. As you know, my resignation from the Board is a direct result of numerous and irreconcilable disagreements with the Board – and specifically directors Gregory Barrett, Sheila Hopkins, Timothy O’Shea, Juliane Park, and Janet Widmann – on various matters relating to the Company’s operations, policies, practices, and corporate governance.

Sincerely,

/s/ J. Daniel Plants

J. Daniel Plants

cc:	Secretary of Cutera, Inc.